John Hancock
Independence
Diversified
Core Equity
Fund II

SEMI
ANNUAL
REPORT

8.31.02

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[A 2" x 1" John Hancock (Signature)/John Hancock Funds logo in lower, center middle of page. A tag line below reads "JOHN HANCOCK FUNDS."]



[A photo of Maureen R. Ford, Chairman and Chief Executive Officer, flush left next to first paragraph.]

WELCOME

Table of contents

Your fund at a glance
page 1

Managers' report
page 2

A look at performance
page 6

Growth of $10,000
page 7

Fund's investments
page 8

Financial statements
page 12

For your information
page 21


Dear Fellow Shareholders,

The year 2002 has been an extremely difficult one for the stock market. A steady stream of accounting scandals and corporate misdeeds has shaken investors' faith in corporate America. Plus, questions about the strength of the economic rebound and prospects for corporate earnings have hung over the financial markets, along with increased fears about Middle East tensions and terrorism.

With all these concerns, the major stock market indexes have fallen significantly. In the first eight months of 2002, the broad Standard & Poor's 500 Index is down 19%, the Dow Jones Industrial Average is off 12% and the technology-laden Nasdaq Composite Index has fallen 33%. Investors in equity mutual funds have been unable to escape the market's descent, as 99% of all U.S. domestic equity funds have produced negative results in the first eight months of 2002, according to Lipper, Inc., and the average equity fund has lost 20%. Bonds, on the other hand, outperformed stocks and gained some ground, as often happens when investors seek safer havens.

At such trying times as these, the impulse to flee is understandable, especially after the negative stock market returns in 2000 and 2001. But we urge you to stay the course and keep a well-diversified portfolio and a longer-term investment perspective. Working with your investment professional on your long-term plan is especially critical in turbulent times. Financial markets have always moved in cycles, and even though the current down cycle is painful, it comes after five straight years of 20%-plus returns between 1995 and 1999.

As discouraging as conditions may seem in the short term, history shows us that the bad times do pass. We believe that remains the case today. The economy is sound and the vast majority of U.S. corporations are honest institutions striving to do their best for their shareholders. And the efforts of both the private sector and the U.S. government should address the current issues of corporate governance, so that corporate credibility and therefore investor confidence are restored.

Sincerely,

/S/ MAUREEN R. FORD

Maureen R. Ford,
Chairman and Chief Executive Officer



YOUR FUND
AT A GLANCE

The Fund seeks
above-average
total return,
consisting of
capital
appreciation and
income, by
investing in a
diversified
portfolio of
primarily
large-capitalization
companies. The
portfolio's risk
profile is
substantially
similar to that of
the Standard &
Poor's 500 Index.

Over the last six months

* Concerns about the economy and corporate governance issues sank stocks.

* The Fund outperformed the S&P 500 Index, but produced negative results nonetheless.

* Hospital management and financial stocks were some of the Fund's best performers.

[Bar chart with heading "John Hancock Independence Diversified Core Equity Fund II." Under the heading is a note that reads "Fund performance for the six months ended August 31, 2002." The chart is scaled in increments of 5% with -20% at the bottom and 0% at the top. The first bar represents the -15.74% total return for Class A. A note below the chart reads "The total return for the Fund is at net asset value with all distributions reinvested."]

Top 10 holdings

3.5%   Citigroup
3.5%   Microsoft
3.3%   Pfizer
2.6%   Fannie Mae
2.5%   Philip Morris
2.3%   Kohl's
2.2%   Johnson & Johnson
2.2%   Exxon Mobil
2.1%   Intel
1.8%   Home Depot

As a percentage of net assets on August 31, 2002.



MANAGERS'
REPORT

BY JOHN MONTGOMERY FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Independence Diversified Core Equity Fund II

Despite hopes for improving market conditions, investors continued to be bombarded with bad news over the last six months. Weak corporate capital spending, which originally triggered the recession in the fall of 2000, remained a significant negative factor, particularly for technology and telecommunications stocks. A falling U.S. dollar helped to dampen enthusiasm, making it less desirable for foreign investors to continue to hold U.S. stocks. Concerns about corporate governance also came to the fore, epitomized by WorldCom's admission that it improperly accounted for several billion dollars in expenses over two years. Political unrest in the Middle East and recurring fears of another terrorist attack were other factors contributing to the unfavorable environment. Beset by so much gloom and doom, investors dumped stocks after the July 4th holiday, sending the S&P 500 Index down below 800, a level not seen since 1997. Bargain-hunters finally stepped in during August, when share prices made up some of their losses.

"...investors continued
 to be bombarded
 with bad news over the
 last six months."

After intervening a record 11 times in 2001, the Federal Reserve Board adopted a wait-and-see attitude in the first eight months of 2002, leaving short-term interest rates unchanged. However, there were two shifts in the Fed's bias, which provides an indication of which way the central bank is leaning at any given moment. Amid surging consumer confidence and other signs of an incipient economic recovery in March, the Fed shifted to a neutral bias from one favoring easing. By August, volatile financial markets and persistently lackluster economic data prompted speculation that the Fed might actually reduce interest rates. However, the central bank settled for reversing its earlier decision and moving back to an easing bias.

[A photo of John Montgomery flush right next to first paragraph.]

FUND PERFORMANCE

For the six months ending August 31, 2002, John Hancock Independence Diversified Core Equity Fund II had a total return of -15.74% at net asset value, finishing ahead of the -16.60% return of the Standard & Poor's 500 Index and about in line with the -15.60% mark of the average multi-cap core fund, according to Lipper, Inc. Historical performance can be found on pages six and seven.

While the market's extreme weakness was damaging to the Fund's absolute returns, a broadening market, with more stocks in the S&P 500 outperforming the index itself, was beneficial to our disciplined process. This broadening is good for active managers like us because it results in a more rational market -- that is, stocks supported by solid fundamentals tend to outperform the overall market, as one would expect. Stock selection, which for us focuses on undervalued stocks of companies with improving fundamentals, was responsible for most of our outperformance relative to the S&P 500. As usual, sector bets were a byproduct of stock selection and tended to be modest. To cope with predicted greater market volatility and risk, we also raised the number of holdings in the Fund somewhat, thereby increasing its diversification.

"...we lessened our under-
 weighting in the consumer
 staples sector..."

FUND CHANGES

Looking at changes in the Fund's holdings, we lessened our underweighting in the consumer staples sector, initiating positions in PepsiCo, Pepsi Bottling Group and Procter & Gamble. In the consumer discretionary sector, we added Hilton Hotels and Walt Disney, while eliminating Radio Shack and Bed Bath & Beyond, both of which we thought were fully valued. We also bought two brokerage stocks that appeared to be trading at attractive levels -- Merrill Lynch and Morgan Stanley. Finally, we sold Lincare Holdings and Universal Health Services -- two holdings in health-care services, a segment that has performed relatively well during the recent market volatility.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Medical 16%, the second is Computers 10%, the third Retail 9%, the fourth Finance 8% and the fifth Insurance 7%.]

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 8-31-02." The chart is divided into two sections (from top to left): Common stocks 98% and Short-term investments & other 2%. ]

CONTRIBUTORS AND DETRACTORS

In hospital management, a segment that our research led us to overweight, Tenet Healthcare and HCA led our list of contributors. Hospital management firms benefited from relatively high expected growth rates and strong pricing. Additionally, these two stocks were aided by comparatively modest valuations. Another contributor, Dell Computer, bucked the downward trend in technology stocks. Dell continued to take market share from other personal computer (PC) manufacturers, positioning the company to benefit when PC demand improves. Moreover, Dell recently worked out a favorable agreement to resell data storage systems made by EMC. Financial stocks Washington Mutual and Wells Fargo were two among a number of financial holdings that contributed to our performance. Regional banks were helped by fairly consistent earnings and solid loan growth supported by robust consumer spending and low interest rates.

Looking at detractors, financial services conglomerate Citigroup had the largest negative impact on the Fund, in part due to the stock's poor performance, but also because we overweighted it relative to the benchmark. Investment banking was one underperforming area for Citigroup and other money center banks. Meanwhile, controversy about the integrity of brokerage reports negatively affected Citigroup's brokerage operations. Another detractor, King Pharmaceuticals, dropped sharply in June after a Wall Street analyst said that the company's drug for thyroid disorder, Levoxyl, could face competition from generic drugs much earlier than expected. Finally, Network Appliance, a maker of data storage systems, declined because of disappointing demand for its products following the September 11 attacks. We substantially reduced our position in the stock.

[Table at top of page entitled "SCORECARD." The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Citigroup followed by a down arrow with the phrase "Problems in investment banking and brokerage arms." The second listing is Tenet Healthcare followed by an up arrow with the phrase "Strong pricing cycle for hospital management firm." The third listing is Network Appliance followed by a down arrow with the phrase "Disappointing demand post-9/11."]

"...we are cautiously
 optimistic about prospects
 for the economy."

OUTLOOK

Despite recent talk of a possible "double-dip" recession, we are cautiously optimistic about prospects for the economy. While we have scaled back our estimates for 2002 GDP growth to the 2.5% area, we still think that the overall trend in the economy is constructive, as shown by recent improvements in productivity, business inventories and investment in equipment and software. Therefore, barring further shocks from exogenous factors such a war with Iraq or further terrorist attacks, we believe that the weight of the evidence suggests a more favorable environment for the stock market in the months ahead.

This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.



A LOOK AT
PERFORMANCE

For the period ended
August 31, 2002

The index used for
comparison is the
Standard & Poor's
500 Index, an unman
aged index that
includes 500 widely
traded common stocks.

It is not possible to
invest in an index.

                                                           Fund        Index
Inception date                                          3-10-95          --

Average annual returns
One year                                                -15.97%      -17.99%
Five years                                                1.43%        1.75%
Since inception                                           9.32%       10.27%

Cumulative total returns
Six months                                              -15.74%      -16.59%
One year                                                -15.97%      -17.99%
Five years                                                7.36%        9.04%
Since inception                                          94.71%      106.52%

Performance figures assume all distributions are reinvested. The return and principal value of an investment in the fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.



GROWTH OF
$10,000

This chart shows what happened to a hypothetical $10,000 investment in the Fund for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

Line chart with the heading "GROWTH OF $10,000." Within the chart are two lines. The first line represents the Index and is equal to $21,260 as of August 31, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Independence Diversified Core Equity Fund II, and is equal to $19,471 as of August 31, 2002.

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class I shares as of August 31, 2002.


FINANCIAL STATEMENTS

FUND'S
INVESTMENTS

Securities owned
by the Fund on
August 31, 2002
(unaudited)

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

SHARES   ISSUER                                                                                                 VALUE
COMMON STOCKS 98.04%                                                                                      $64,094,204
(Cost $58,494,866)

Aerospace 1.62%                                                                                            $1,057,142
17,800   United Technologies Corp.                                                                          1,057,142

Automobiles/Trucks 2.23%                                                                                    1,460,480
20,000   General Motors Corp.                                                                                 957,200
10,800   Lear Corp.*                                                                                          503,280

Banks -- United States 5.09%                                                                                3,327,586
16,100   Bank of America Corp.                                                                              1,128,288
 6,000   TCF Financial Corp.                                                                                  291,600
40,200   U.S. Bancorp                                                                                         863,898
20,000   Wells Fargo & Co.                                                                                  1,043,800

Beverages 1.74%                                                                                             1,135,761
12,100   Anheuser-Busch Cos., Inc.                                                                            643,236
 4,000   Pepsi Bottling Group, Inc. (The)                                                                     116,800
 9,500   PepsiCo, Inc.                                                                                        375,725

Building 0.82%                                                                                                538,440
12,000   Black & Decker Corp. (The)                                                                           538,440

Chemicals 3.64%                                                                                             2,380,784
13,400   Air Products & Chemicals, Inc.                                                                       628,594
22,000   Dow Chemical Co. (The)                                                                               664,840
 8,000   Eastman Chemical Co.                                                                                 358,960
13,000   Praxair, Inc.                                                                                        728,390

Computers 10.33%                                                                                            6,752,541
12,000   Adobe Systems, Inc.                                                                                  241,200
12,100   BISYS Group, Inc. (The)*                                                                             308,308
38,400   BMC Software, Inc.*                                                                                  533,760
28,400   Cisco Systems, Inc.*                                                                                 392,488
36,100   Dell Computer Corp.*                                                                                 960,982
 1,900   Electronic Arts, Inc.*                                                                               120,194
32,800   First Data Corp.                                                                                   1,139,800
46,000   Microsoft Corp.*                                                                                   2,257,680
21,500   Network Appliance, Inc.*                                                                             205,110
21,000   Network Associates, Inc.*                                                                            273,000
31,100   Yahoo! Inc.*                                                                                         320,019

Cosmetics & Personal Care 1.74%                                                                             1,140,475
 7,000   Estee Lauder Cos., Inc. (The) (Class A)                                                              209,650
10,500   Procter & Gamble Co. (The)                                                                           930,825

Electronics 5.61%                                                                                           3,665,991
15,000   Agilent Technologies, Inc.*                                                                          201,450
39,200   Applied Materials, Inc.*                                                                             523,712
17,700   General Electric Co.                                                                                 533,655
82,700   Intel Corp.                                                                                        1,378,609
14,000   Raytheon Co.                                                                                         490,000
16,100   Teradyne, Inc.*                                                                                      203,665
17,000   Texas Instruments, Inc.                                                                              334,900

Finance 8.23%                                                                                               5,377,582
15,000   American Express Co.                                                                                 540,900
18,000   Charter One Financial, Inc.                                                                          606,600
70,700   Citigroup, Inc.                                                                                    2,315,425
16,100   J.P. Morgan Chase & Co.                                                                              425,040
13,800   Merrill Lynch & Co., Inc.                                                                            499,836
16,000   Morgan Stanley                                                                                       683,520
 8,100   Washington Mutual, Inc.                                                                              306,261

Food 2.58%                                                                                                  1,684,952
30,800   Archer Daniels Midland Co.                                                                           375,452
24,000   Kraft Foods, Inc. (Class A)                                                                          954,480
 6,000   Unilever NV, American Depositary Receipts (ADR) (Netherlands)                                        355,020

Insurance 6.65%                                                                                             4,349,352
13,700   American International Group, Inc.                                                                   860,360
21,000   Hartford Financial Services Group, Inc. (The)                                                      1,050,420
 8,700   Lincoln National Corp.                                                                               322,335
36,300   MetLife, Inc.                                                                                        977,196
 9,400   PMI Group, Inc. (The)                                                                                318,660
10,000   Radian Group, Inc.                                                                                   434,600
 3,054   Travelers Property Casualty Corp. (Class A)*                                                          48,009
 6,275   Travelers Property Casualty Corp. (Class B)*                                                         102,220
 3,200   XL Capital Ltd. (Class A) (Bermuda)                                                                  235,552

Leisure 0.53%                                                                                                 345,300
30,000   Hilton Hotels Corp.                                                                                  345,300

Machinery 0.29%                                                                                               187,750
 5,000   Ingersoll-Rand Co. (Class A)                                                                         187,750

Manufacturing 1.33%                                                                                           872,175
14,500   Danaher Corp.                                                                                        872,175

Media 2.00%                                                                                                 1,307,988
34,100   Walt Disney Co. (The)                                                                                534,688
19,000   Viacom, Inc. (Class B)*                                                                              773,300

Medical 15.67%                                                                                             10,245,938
23,500   Abbott Laboratories                                                                                  940,705
 5,000   Anthem, Inc.*                                                                                        315,550
15,600   Baxter International, Inc.                                                                           566,124
20,200   HCA, Inc.                                                                                            940,310
26,500   Johnson & Johnson                                                                                  1,439,215
32,000   King Pharmaceuticals, Inc.*                                                                          681,920
 3,200   Laboratory Corp. of America Holdings*                                                                100,640
65,000   Pfizer, Inc.                                                                                       2,150,200
 8,600   Pharmacia Corp.                                                                                      375,820
19,400   St. Jude Medical, Inc. *                                                                             721,874
22,000   Tenet Healthcare Corp.*                                                                            1,037,740
22,800   Wyeth                                                                                                975,840

Metal 0.58%                                                                                                   376,350
15,000   Alcoa, Inc.                                                                                          376,350

Mortgage Banking 2.63%                                                                                      1,720,206
22,700   Fannie Mae                                                                                         1,720,206

Oil & Gas 6.55%                                                                                             4,279,340
10,000   BP Plc (ADR) (United Kingdom)                                                                        468,000
 9,000   ChevronTexaco Corp.                                                                                  689,670
10,000   Cooper Cameron Corp.*                                                                                448,400
18,000   El Paso Corp.                                                                                        304,380
40,200   Exxon Mobil Corp.                                                                                  1,425,090
16,000   Halliburton Co.                                                                                      243,200
15,500   Royal Dutch Petroleum Co. (ADR) (Netherlands)                                                        700,600

Paper & Paper Products 0.32%                                                                                  208,395
 9,900   Georgia-Pacific Corp.                                                                                208,395

Retail 9.26%                                                                                                6,057,532
 6,800   AutoZone, Inc.*                                                                                      491,980
15,000   Darden Restaurants, Inc.                                                                             384,450
35,000   Home Depot, Inc. (The)                                                                             1,152,550
22,000   Kohl's Corp.*                                                                                      1,533,840
20,000   Lowe's Cos., Inc.                                                                                    827,600
25,000   Penney (J.C.) Co., Inc.                                                                              434,000
18,000   TJX Cos., Inc. (The)                                                                                 356,040
16,400   Wal-Mart Stores, Inc.                                                                                877,072

Telecommunications 2.25%                                                                                    1,468,860
12,000   BellSouth Corp.                                                                                      279,840
23,000   SBC Communications, Inc.                                                                             569,020
20,000   Verizon Communications, Inc.                                                                         620,000

Tobacco 3.00%                                                                                               1,962,513
32,100   Philip Morris Cos., Inc.                                                                           1,605,000
10,300   UST, Inc.                                                                                            357,513

Transport 0.16%                                                                                               101,700
10,000   Continental Airlines, Inc. (Class B)*                                                                101,700

Utilities 3.19%                                                                                             2,089,071
14,200   Constellation Energy Group, Inc.                                                                     397,742
 5,900   Dominion Resources, Inc.                                                                             369,989
20,900   Entergy Corp.                                                                                        881,771
22,100   NiSource, Inc.                                                                                       439,569

                                                                             INTEREST       PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                                               RATE   (000s OMITTED)          VALUE
SHORT-TERM INVESTMENT 4.97%                                                                                $3,247,020
(Cost $3,247,020)

Joint Repurchase Agreement 1.17%
Investment in a joint repurchase agreement transaction with
State Street Bank & Trust Co. -- Dated 08-30-02 due
09-03-02 (Secured by U.S. Treasury Bond 5.500% due
08-15-28, U.S. Treasury Inflation Indexed Bonds 3.625%
due 04-15-28 and 3.875% due 04-15-29, U.S. Treasury Note
3.250% due 08-15-07, U.S. Treasury Inflation Indexed Notes
3.375% due 01-15-07 and 3.500% due 01-15-11)                                    1.82%            $767         767,000

                                                                                            NUMBER OF
                                                                                               SHARES
Cash Equivalents 3.80%
AIM Cash Investment Trust**                                                                 2,480,020       2,480,020

TOTAL INVESTMENTS 103.01%                                                                                 $67,341,224

OTHER ASSETS AND LIABILITIES, NET (3.01%)                                                                 ($1,965,331)

TOTAL NET ASSETS 100.00%                                                                                  $65,375,893


 * Non-income producing security.

** Represents investment of securities lending collateral.

   Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

   The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to
financial statements.



ASSETS AND
LIABILITIES

August 31, 2002
(unaudited)

This Statement
of Assets and
Liabilities is the
Fund's balance
sheet. It shows
the value of
what the Fund
owns, is due
and owes as well
as the net asset
value per share.

ASSETS
Investments at value (cost $61,741,886)                           $67,341,224
Cash                                                                      373
Receivable for investments sold                                       497,373
Dividends and interest receivable                                     100,034
Other assets                                                           61,866

Total assets                                                       68,000,870

LIABILITIES
Payable for shares repurchased                                          2,171
Payable for securities on loan                                      2,480,020
Payable to affiliates                                                  21,641
Other payables and accrued expenses                                   121,145

Total liabilities                                                   2,624,977

NET ASSETS
Capital paid-in                                                    59,866,181
Accumulated net realized loss on investments                         (152,730)
Net unrealized appreciation of investments                          5,599,338
Accumulated net investment income                                      63,104

Net assets                                                        $65,375,893

NET ASSET VALUE PER SHARE
Based on 11,977,681 shares outstanding                                  $5.46

See notes to
financial statements.



OPERATIONS

For the period ended
August 31, 2002
(unaudited)1

This Statement
of Operations
summarizes the
Fund's investment
income earned
and expenses
incurred in operat
ing the Fund.
It also shows net
gains (losses) for
the period stated.


INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $10,294)              $509,689
Interest (including securities lending income of $1,635)               14,105

Total investment income                                               523,794

EXPENSES
Investment management fee                                             197,898
Transfer agent fee                                                     35,679
Auditing fee                                                           15,070
Custodian fee                                                          10,848
Registration and filing fee                                            10,538
Accounting and legal services fee                                       8,358
Printing                                                                2,814
Trustees' fee                                                           1,555
Miscellaneous                                                             557
Legal fee                                                                 500
Interest expense                                                          130

Total expenses                                                        283,947

Net investment income                                                 239,847

REALIZED AND UNREALIZED LOSS

Net realized loss on investments                                     (439,321)
Change in net unrealized appreciation
  (depreciation) of investments                                   (12,531,827)

Net realized and unrealized loss                                  (12,971,148)

Decrease in net assets from operations                           ($12,731,301)

1 Semiannual period from 3-1-02 through 8-31-02.

See notes to
financial statements.



CHANGES IN
NET ASSETS

This Statement
of Changes in
Net Assets
shows how the
value of the
Fund's net assets
has changed
since the end of
the previous
period. The dif-
ference reflects
earnings less
expenses, any
investment gains
and losses,
distributions, if
any, paid to
shareholders and
any increase or
decrease in
money share-
holders invested
in the Fund.

                                                      YEAR           PERIOD
                                                     ENDED            ENDED
                                                   2-28-02          8-31-02 1
INCREASE (DECREASE) IN NET ASSETS
From operations

Net investment income                             $752,874         $239,847

Net realized gain (loss)                           575,784         (439,321)
Change in net unrealized
  appreciation (depreciation)                  (12,198,547)     (12,531,827)

Decrease in net assets
  from operations                              (10,869,889)     (12,731,301)

Distributions to shareholders
From net investment income                        (876,035)        (236,157)
From net realized gain                         (18,249,169)              --
                                               (19,125,204)        (236,157)
From Fund share transactions                   (30,002,973)      (8,653,279)

NET ASSETS
Beginning of period                            146,994,696       86,996,630

End of period 2                                $86,996,630      $65,375,893

1 Semiannual period from 3-1-02 through 8-31-02. Unaudited.

2 Accumulated net investment income of $59,414 and $63,104, respectively.

See notes to
financial statements.



FINANCIAL
HIGHLIGHTS

COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                           2-28-98     2-28-99     2-29-00     2-28-01     2-28-02     8-31-02 1
PER SHARE OPERATING PERFORMANCE
Net asset value,
  beginning of period                                   $12.76      $15.34      $15.69      $14.23       $8.91       $6.50
Net investment income 2                                   0.17        0.12        0.09        0.09        0.05        0.02
Net realized and unrealized
  gain (loss) on investments                              3.91        2.76        0.34       (0.29)      (0.75)      (1.04)
Total from
  investment operations                                   4.08        2.88        0.43       (0.20)      (0.70)      (1.02)
Less distributions
From net investment income                               (0.17)      (0.14)      (0.09)      (0.10)      (0.06)      (0.02)
From net realized gain                                   (1.33)      (2.39)      (1.80)      (5.02)      (1.65)         --
                                                         (1.50)      (2.53)      (1.89)      (5.12)      (1.71)      (0.02)
Net asset value,
  end of period                                         $15.34      $15.69      $14.23       $8.91       $6.50       $5.46
Total return 3 (%)                                       33.61       18.98        1.99       (2.68)      (8.46) 4   (15.74) 5

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
  (in millions)                                           $572        $552        $426        $147         $87         $65
Ratio of expenses
  to average net assets (%)                               0.65        0.63        0.64        0.67        0.70        0.72 6
Ratio of adjusted expenses
  to average net assets 7 (%)                               --          --          --          --        0.70          --
Ratio of net investment income
  to average net assets (%)                               1.12        0.76        0.57        0.61        0.64        0.61 6
Portfolio turnover (%)                                      76          55          69          56          52          39

1 Semiannual period from 3-1-02 through 8-31-02. Unaudited.

2 Based on the average of the shares outstanding.

3 Assumes dividend reinvestment.

4 Total return would have been lower had certain expenses not been reduced during the period shown.

5 Not annualized.

6 Annualized.

7 Does not take into consideration expense reductions during the period shown.

See notes to
financial statements.




NOTES TO
STATEMENTS

Unaudited

NOTE A
Accounting policies

John Hancock Independence Diversified Core Equity Fund II (the "Fund") is a separate portfolio of John Hancock Institutional Series Trust (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is to seek above-average total return consisting of capital appreciation and income.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended August 31, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On August 31, 2002, the Fund loaned securities having a market value of $2,430,486 collateralized by cash in the amount of $2,480,020. The cash collateral was invested in a short-term instrument.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex- dividend date. Such distributions on a tax basis are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B
Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.50% of the Fund's average daily net asset value up to $1 billion and (b) 0.45% of the Fund's average daily net asset value in excess of $1 billion. The Adviser has a subadvisory agreement with Independence Investment LLC, a wholly owned indirect subsidiary of John Hancock Life Insurance Company ("JHLICO"). The Fund is not responsible for payment of the subadvisory fees.

The Adviser has agreed to limit the Fund's expenses to 0.70% of the average daily net assets. This limitation was terminated effective June 30, 2002. During the period ended August 31, 2002 there were no reductions in the Fund's expenses.

The Fund has a distribution agreement with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended August 31, 2002, all sales of shares of beneficial interest were sold at net asset value. JH Funds pays all expenses of printing prospectuses and other sales literature, all fees and expenses in connection with qualification as a dealer in various states, and all other expenses in connection with the sale and offering for sale of the shares of the Fund which have not been herein specifically allocated to the Trust.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of JHLICo. The Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C
Fund common share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                     YEAR ENDED 8-31-01          PERIOD ENDED 8-31-02 1
                               SHARES            AMOUNT        SHARES          AMOUNT
Shares sold                 7,282,523        $63,436,460    1,059,580      $6,256,247
Distributions reinvested    2,822,796         19,092,604       38,687         234,622
Shares repurchased        (13,217,313)      (112,532,037)  (2,510,040)    (15,144,148)

NET DECREASE               (3,111,994)      ($30,002,973)  (1,411,773)    ($8,653,279)

1 Semiannual period from 3-01-02 through 8-31-02. Unaudited.

NOTE D
Investment transactions

Purchases and proceeds from sales of securities other than short-term securities and obligations of the U.S. government, during the period ended August 31, 2002, aggregated $30,734,879 and $39,769,345, respectively.

The cost of investments owned on August 31, 2002, including short-term investments, for federal income tax purposes was $61,779,184. Gross unrealized appreciation and depreciation of investments aggregated $11,437,234 and $5,875,194, respectively, resulting in net unrealized appreciation of $5,562,040. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales.



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FOR YOUR
INFORMATION

TRUSTEES
James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner*
Steven R. Pruchansky
Lt. Gen. Norman H. Smith,
  USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS
Maureen R. Ford
Chairman, President
and Chief Executive Officer

William L. Braman
Executive Vice President
and Chief Investment Officer

Richard A. Brown
Senior Vice President
and Chief Financial Officer

Susan S. Newton
Senior Vice President
and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and
Compliance Officer

INVESTMENT ADVISER
John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

INVESTMENT SUBADVISER
Independence Investments
53 State Street
Boston, Massachusetts 02109

PRINCIPAL DISTRIBUTOR
John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN
The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT
John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, Massachusetts 02217-1001

LEGAL COUNSEL
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803



HOW TO
CONTACT US

On the Internet                      www.jhfunds.com

By regular mail                      John Hancock Signature Services, Inc.
                                     1 John Hancock Way, Suite 1001
                                     Boston, MA 02217-1001

By express mail                      John Hancock Signature Services, Inc.
                                     Attn: Mutual Fund Image Operations
                                     529 Main Street
                                     Charlestown, MA 02129

Customer service representatives     1-888-972-8696

24-hour automated information        1-800-597-1897

TDD line                             1-800-554-6713


[A 1 1/2" x 1/2" John Hancock (Signature) logo in upper left hand corner. A tag line below reads "JOHN HANCOCK FUNDS."]

1-888-972-8696
1-800-554-6713 (TDD)
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Now available: electronic delivery
www.jhancock.com/funds/edelivery

This report is for the information of
the shareholders of the John Hancock
Independence Diversified Core Equity
Fund II.

425SA   8/02
       10/02

                                    John Hancock

-------------------------------------------------------------------------------

SEMIANNUAL                         Dividend
  REPORT                               PERFORMERS
                                     FUND
8.31.02

Sign up for electronic delivery at www.jhancock.com/funds/edelivery

    [LOGO](R)
------------------
JOHN HANCOCK FUNDS

[A photo of Maureen R. Ford, Chairman
and Chief Executive Officer, flush left
next to first paragraph.]
---------------------------------------
WELCOME

Table of contents
-------------------------------------------------------------------------------
Your fund at a glance
page 1
-------------------------------------------------------------------------------
Managers' report
page 2
-------------------------------------------------------------------------------
A look at performance
page 6
-------------------------------------------------------------------------------
Growth of $10,000
page 7
-------------------------------------------------------------------------------
Fund's investments
page 8
-------------------------------------------------------------------------------
Financial statements
page 11
-------------------------------------------------------------------------------
For your information
page 21
-------------------------------------------------------------------------------

Dear Fellow Shareholders,

The year 2002 has been an extremely difficult one for the stock market. A steady stream of accounting scandals and corporate misdeeds has shaken investors' faith in corporate America. Plus, questions about the strength of the economic rebound and prospects for corporate earnings have hung over the financial markets, along with increased fears about Middle East tensions and terrorism.

With all these concerns, the major stock market indexes have fallen significantly. In the first eight months of 2002, the broad Standard & Poor's 500 Index is down 19%, the Dow Jones Industrial Average is off 12% and the technology-laden Nasdaq Composite Index has fallen 33%. Investors in equity mutual funds have been unable to escape the market's descent, as 99% of all U.S. domestic equity funds have produced negative results in the first eight months of 2002, according to Lipper, Inc., and the average equity fund has lost 20%. Bonds, on the other hand, outperformed stocks and gained some ground, as often happens when investors seek safer havens.

At such trying times as these, the impulse to flee is understandable, especially after the negative stock market returns in 2000 and 2001. But we urge you to stay the course and keep a well-diversified portfolio and a longer-term investment perspective. Working with your investment professional on your long-term plan is especially critical in turbulent times. Financial markets have always moved in cycles, and even though the current down cycle is painful, it comes after five straight years of 20%-plus returns between 1995 and 1999.

As discouraging as conditions may seem in the short term, history shows us that the bad times do pass. We believe that remains the case today. The economy is sound and the vast majority of U.S. corporations are honest institutions striving to do their best for their shareholders. And the efforts of both the private sector and the U.S. government should address the current issues of corporate governance, so that corporate credibility and therefore investor confidence are restored.

Sincerely,

/s/ Maureen R. Ford

Maureen R. Ford,
Chairman and Chief Executive Officer

Over the last six months

o The stock market produced heavy losses amid a weak economic recovery, corporate scandals and global fears.

o The Fund's health-care holdings disappointed after a long, successful stretch.

o     An overweighting in basic materials stocks was a positive.

[Bar chart with heading "John Hancock Dividend Performers Fund." Under the heading is a note that reads "Fund performance for the six months ended August 31, 2002." The chart is scaled in increments of 5% with -20% at the bottom and 0% at the top. The first bar represents the -17.36% total return for Class A. A note below the chart reads "The total return for the Fund is at net asset value with all distributions reinvested."]

Top 10 holdings

3.6%       General Electric
3.6%       Philip Morris
3.4%       Microsoft
3.1%       American International Group
2.9%       Pfizer
2.7%       AFLAC
2.7%       Fannie Mae
2.5%       Exxon Mobil
2.4%       Citigroup
2.4%       Baxter International

As a percentage of net assets on August 31, 2002.

YOUR FUND AT A GLANCE
-------------------------------------------------------------------------------

The Fund seeks long-term growth of capital with income as a secondary objective by investing primarily in "dividend performers" -- dividend-paying companies that have typically increased their dividend payments over time or which the managers believe have the potential to increase their dividend payments.

     BY JOHN F. SNYDER, III AND PETER M. SCHOFIELD, CFA, PORTFOLIO MANAGERS

John Hancock

Dividend Performers Fund

MANAGERS' REPORT
-------------------------------------------------------------------------------

It was a very difficult six months for stock investors. On the economic front, indicators suggested the economy was recovering more slowly than expected. As a result, optimism about an economic turnaround in 2002 turned into skepticism, putting downward pressure on stock prices. On top of that, a crisis of confidence has spooked investors. Accounting scandals at Enron, Tyco and WorldCom, among others, have left investors questioning the trustworthiness of corporate executives, Wall Street analysts and U.S. accounting firms. Finally, the threat of terrorism at home and unrest in the Middle East have further fueled investors' fears. Although the market did stage a rebound late in the period as investors began to believe that stocks may be oversold, uncertainty was still pervasive and likely to keep the stock market choppy for the foreseeable future.

A LOOK AT PERFORMANCE

"It was a very difficult six months for stock investors."

Unfortunately, the late-period rally wasn't strong enough to make up for the sharp declines experienced during most of the period. For the six months ended August 31, 2002, the Standard & Poor's 500 Index fell 16.59%. For the same period, John Hancock Dividend Performers Fund returned -17.36% at net asset value. By comparison, the average large-cap core fund returned -16.86%, according to Lipper, Inc. See pages six and seven for historical performance information.

HEALTH CARE HURTS; BASIC MATERIALS HELP

Our health-care holdings turned in disappointing results after a long stretch of strong performance. As we've discussed in previous reports, our emphasis on more diversified health-care companies has paid off, as pure pharmaceutical names have suffered from patent issues and lackluster drug pipelines. More recently, however, several of our top health-care holdings have run into their own troubles. Baxter International took a big hit when increased competitive pressure resulted in lower-than-expected top-line sales. Wyeth came under pressure when new medical studies questioned the safety of its leading menopausal drug, Premarin.

Financials also detracted from the Fund's performance during the period. Several of our large-cap holdings -- in particular, American International Group and Citigroup -- suffered as investors shied away from large complex companies in the wake of the accounting scandals. In our view, this is a case where perception is driving the stock prices, not reality.

On the positive side, our overweighting in basic materials stocks boosted our performance. PPG Industries was our biggest winner here. The company has benefited from its strong exposure to the automotive and housing sectors -- the two areas of the economy that have stayed strong despite the recent economic downturn. Although our telecommunications holdings declined during the period, our underweighted position and our stock selection helped us significantly mitigate the Fund's downside risk. In particular, not owning beleaguered WorldCom boosted our relative performance.

[Photos' of John Snyder and Pete Schofield flush right next to first paragraph.]

"The vast majority of the Fund's holdings ... remain in "dividend performers"-- those companies that pay dividends."

FOCUS ON DIVIDEND PERFORMERS

In this challenging market environment where concerns about accounting practices, corporate earnings and corporate executives are running rampant, we're maintaining our unwavering focus on our long-term investment strategy. The vast majority of the Fund's holdings (roughly 85% of assets) remain in "dividend performers" -- those companies that pay dividends. We're currently in a classic stock picker's market. More than ever, it's important for investors to do their homework and focus on the basics. Our "dividend performers" investment philosophy keeps us squarely focused on high-quality companies with reasonable valuations, steady earnings growth, strong cash flow and market leadership.

In the last six months, we've gradually looked for opportunities to add names that will benefit from the eventual recovery in the economy. Because the economic turnaround is likely to be slow, however, we've been very selective in our choices. One recent addition is Praxair. This industrial gas company is benefiting from industry consolidation, a sharp decrease in capital investment and improving pricing power. Advertising and marketing giant Omnicom Group is another new holding. We've liked Omnicom for a while and have simply been waiting for the right time to buy it. The stock fell prey to investors' concerns about accounting issues, mainly because of its complex business structure. In our view, those concerns were unfounded, so we took advantage of Omnicom's recent price decline to establish a position in the stock.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Medical 12%, the second is Computers 10%, the third Insurance 10%, the fourth Electronics 7% and the fifth Oil & gas 6%.

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 8-31-02." The chart is divided into two sections (from top to left): Common stocks 94% and Short-term investments & other 6%.]

[Table at top of page entitled "SCORECARD". The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Baxter International followed by a down arrow with the phrase "Competitive pressures affect top-line sales." The second listing is AIG followed by a down arrow with the phrase "Concerns about complex accounting." The third listing is PPG Industries followed by an up arrow with the phrase "Exposure to strong auto/housing markets."]

OUTLOOK

"After the market's prolonged downturn, there are real values emerging..."

In the short term, uncertainty and fear are likely to fuel more volatility in the market. We believe the important thing right now is to stay calm and sit tight. After the market's prolonged downturn, there are real values emerging, the likes of which we haven't seen since 1973-74, when there was a very weak economy, high interest rates and gas lines -- a scenario far different than today's. With its focus on dividend performers, the Fund owns great companies that are now very attractively priced. While we don't know when the market will turn, we do know that interest rates are at 40-year lows, inflation is in check and corporate earnings are likely to improve in the second half of this year and into 2003. Historically, stock prices have followed earnings -- and we don't expect that to change. So we remain confident that stock prices will eventually move higher, once investor confidence is restored.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

A LOOK AT PERFORMANCE
-------------------------------------------------------------------------------

For the period ended August 31, 2002

The index used for comparison is the Standard & Poor's 500 Index, an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest in an index.

                                                         Fund          Index
Inception date                                         3-30-95             --
-------------------------------------------------------------------------------
Average annual returns
-------------------------------------------------------------------------------
One year                                               -17.61%        -17.99%
Five years                                               0.88%          1.75%
Since inception                                          8.22%         10.27%
-------------------------------------------------------------------------------
Cumulative total returns
-------------------------------------------------------------------------------
Six months                                             -17.36%        -16.59%
One year                                               -17.61%        -17.99%
Five years                                               4.45%          9.04%
Since inception                                         79.69%        106.52%

Performance figures assume all distributions are reinvested. The return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

GROWTH OF $10,000
-------------------------------------------------------------------------------

This chart shows what happened to a hypothetical $10,000 investment in the Fund for the period indicated. For comparison, we've shown the same investment in the Standard & Poor's 500 Index.

[Line chart with the heading "GROWTH OF $10,000." Within the chart are two lines. The first line represents the Index and is equal to $20,652 as of August 31, 2002. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Dividend Performers Fund, and is equal to $17,969 as of August 31, 2002.]

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund, as of August 31, 2002.

FINANCIAL STATEMENTS

FUND'S INVESTMENTS
-------------------------------------------------------------------------------

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

Securities owned by the Fund on August 31, 2002 (unaudited)

SHARES               ISSUER                                                        VALUE
----------------------------------------------------------------------------------------
COMMON STOCKS 93.72%                                                          $3,416,751
----------------------------------------------------------------------------------------
(Cost $3,410,718)

Advertising 1.41%                                                                $51,425
850                  Omnicom Group, Inc.                                          51,425

Automobile/Trucks 1.05%                                                           38,288
800                  General Motors Corp.                                         38,288

Banks -- United States 2.67%                                                      97,392
900                  Bank of America Corp.                                        63,072
1,300                J.P. Morgan Chase & Co.                                      34,320

Beverages 1.46%                                                                   53,392
1,350                PepsiCo, Inc.                                                53,392

Business Services -- Misc. 1.21%                                                  44,010
900                  Block, H & R, Inc.                                           44,010

Chemicals 5.57%                                                                  203,039
1,100                Air Products & Chemicals, Inc.                               51,601
900                  PPG Industries, Inc.                                         50,643
500                  Praxair, Inc.                                                28,015
2,000                Rohm & Haas Co.                                              72,780

Computers 10.06%                                                                 366,636
6,080                Cisco Systems, Inc.*                                         84,026
1,900                Dell Computer Corp.*                                         50,578
1,000                First Data Corp.                                             34,750
2,800                Hewlett-Packard Co.                                          37,604
2,550                Microsoft Corp.*                                            125,154
3,600                Oracle Corp.*                                                34,524

See notes to financial statements.

SHARES             ISSUER                                                        VALUE
Cosmetics & Personal Care 2.01%                                                  $73,110
1,500              Avon Products, Inc.                                            73,110

Diversified Operations 2.67%                                                      97,385
300                3M Co.                                                         37,485
2,000              Honeywell International, Inc.                                  59,900

Electronics 7.36%                                                                268,457
1,400              Analog Devices, Inc.*                                          33,740
4,350              General Electric Co.                                          131,153
3,400              Intel Corp.                                                    56,678
2,380              Texas Instruments, Inc.                                        46,886

Finance 4.98%                                                                    181,551
1,100              American Express Co.                                           39,666
500                Capital One Financial Corp.                                    17,835
2,666              Citigroup, Inc.                                                87,311
860                Morgan Stanley Dean Witter & Co.                               36,739

Food 1.81%                                                                        65,819
1,655              Kraft Foods, Inc. (Class A)                                    65,819

Insurance 9.97%                                                                  363,625
3,250              AFLAC, Inc.                                                    99,483
1,820              American International Group, Inc.                            114,296
700                Hartford Financial Services Group, Inc. (The)                  35,014
900                Marsh & McLennan Cos., Inc.                                    43,785
4,275              Travelers Property Casualty Corp. (Class A)*                   67,203
236                Travelers Property Casualty Corp. (Class B)*                    3,844

Media 1.90%                                                                       69,190
1,700              Viacom, Inc. (Class B)*                                        69,190

Medical 11.77%                                                                   428,949
1,400              Abbott Laboratories                                            56,042
2,400              Baxter International, Inc.                                     87,096
1,000              Cardinal Health, Inc.                                          64,840
1,300              Johnson & Johnson                                              70,603
3,200              Pfizer, Inc.                                                  105,856
1,040              Wyeth                                                          44,512

Mortgage Banking 4.81%                                                           175,434
1,300              Fannie Mae                                                     98,514
1,200              Freddie Mac                                                    76,920

Office 1.12%                                                                      41,028
650                Avery Dennison Corp.                                           41,028

Oil & Gas 6.36%                                                                  232,033
500                Anadarko Petroleum Corp.                                       22,320
1,500              BP Plc, American Depositary Receipts (United Kingdom)*         70,200
1,940              Conoco, Inc.                                                   47,627
2,592              Exxon Mobil Corp.                                              91,886

Retail 6.01%                                                                     219,120
1,150              Home Depot, Inc. (The)                                         37,870
2,200              Kroger Co. (The)*                                              39,776
1,300              Lowe's Cos., Inc.                                              53,794
1,000              Target Corp.                                                   34,200
1,000              Wal-Mart Stores, Inc.                                          53,480

See notes to financial statements.

SHARES                ISSUER                                                       VALUE
Soap & Cleaning Preparations 1.58%                                               $57,623
650                   Procter & Gamble Co. (The)                                  57,623

Telecommunications 2.38%                                                          86,703
1,430                 SBC Communications, Inc.                                    35,378
2,500                 Tellabs, Inc.*                                              14,125
1,200                 Verizon Communications, Inc.                                37,200

Tobacco 3.57%                                                                    130,000
2,600                 Philip Morris Cos., Inc.                                   130,000

Utilities 1.99%                                                                   72,542
600                   Dominion Resources, Inc.                                    37,626
1,400                 Questar Corp.                                               34,916

                                                   INTEREST      PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE                 RATE          (000s OMITTED)    VALUE
----------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 6.75%                                                    $246,000
----------------------------------------------------------------------------------------
(Cost $246,000)

Joint Repurchase Agreement 6.75%
Investment in a joint repurchase
  agreement transaction with State Street
  Bank & Trust Co. -- Dated 08-30-02 due
  09-03-02 (Secured by U.S. Treasury Bond
  5.500% due 08-15-28, U.S. Treasury
  Inflation Indexed Bonds 3.625% due
  04-15-28 and 3.875% due 04-15-29, U.S.
  Treasury Note 3.250% due 08-15-07, U.S.
  Treasury Inflation Indexed Notes 3.375%
  due 01-15-07 and 3.500% due 01-15-11)            1.82%               $246      246,000

----------------------------------------------------------------------------------------
TOTAL INVESTMENTS 100.47%                                                     $3,662,751
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (0.47%)                                       ($17,150)
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
TOTAL NET ASSETS 100.00%                                                      $3,645,601
----------------------------------------------------------------------------------------

* Non-income producing security.

Parenthetical disclosure of a foreign country in the security description represents country of a foreign issuer.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.

FINANCIAL STATEMENTS

ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
August 31, 2002 (unaudited)

This Statement of Assets and Liabilities is the Fund's balance sheet. It shows the value of what the Fund owns, is due and owes as well as the net asset value per share.

-------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------
Investments at value (cost $3,656,718)                              $3,662,751
Cash                                                                       961
Dividends and interest receivable                                        5,878
Other assets                                                             1,886
Total assets                                                         3,671,476
-------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------
Payable to affiliates                                                    1,349
Other payables and accrued expenses                                     24,526
Total liabilities                                                       25,875
-------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------
Capital paid-in                                                      4,013,296
Accumulated net realized loss on investments                          (377,950)
Net unrealized appreciation of investments                               6,033
Accumulated net investment income                                        4,222
Net assets                                                          $3,645,601
-------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-------------------------------------------------------------------------------
Based on 561,294 shares outstanding                                       $6.49

                                              See notes to financial statements.

FINANCIAL STATEMENTS

OPERATIONS
-------------------------------------------------------------------------------
For the period ended August 31, 2002 (unaudited)(1)

This Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

-------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $199)                  $  30,837
Interest                                                                  1,843

Total investment income                                                  32,680
-------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------
Investment management fee                                                13,027
Auditing fee                                                              8,078
Custodian fee                                                             7,515
Registration and filing fee                                               5,305
Transfer agent fee                                                        3,682
Printing                                                                  3,491
Accounting and legal services fee                                           458
Miscellaneous                                                               268
Trustees' fee                                                                43
Legal fee                                                                    33

Total expenses                                                           41,900

Less expense reductions                                                 (26,702)

Net expenses                                                             15,198

Net investment income                                                    17,482
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS
-------------------------------------------------------------------------------
Net realized loss on investments                                       (243,956)

Change in net unrealized appreciation
(depreciation) of investments                                          (564,454)

Net realized and unrealized loss                                       (808,410)

Decrease in net assets from operations                                ($790,928)

(1) Semiannual period from 3-1-02 through 8-31-02.

See notes to financial statements.

FINANCIAL STATEMENTS

CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

This Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and any increase or decrease in money shareholders invested in the Fund.

                                                    YEAR              PERIOD
                                                    ENDED              ENDED
                                                    2-28-02          8-31-02(1)
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
-------------------------------------------------------------------------------
From operations
Net investment income                            $    45,380        $    17,482
Net realized loss                                    (30,504)          (243,956)
Change in net unrealized
 appreciation (depreciation)                        (452,843)          (564,454)

Decrease in net assets resulting
  from operations                                   (437,967)          (790,928)
Distributions to shareholders
From net investment income                           (50,241)           (19,395)

From net realized gain                            (1,164,106)                --
                                                  (1,214,347)           (19,395)
From Fund share transactions                         326,641           (420,710)
-------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------
Beginning of period                                6,202,307          4,876,634
End of period(2)                                 $ 4,876,634        $ 3,645,601

(1) Semiannual period 3-1-02 through 8-31-02. Unaudited.

(2) Includes accumulated net investment income of $6,135 and $4,222, respectively.

                                              See notes to financial statements.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

                                    2-28-98     2-28-99     2-29-00     2-28-01     2-28-02     8-31-02(1)
-----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period                 $11.91      $14.92      $14.46      $13.51      $11.14       $7.89
Net investment income(2)               0.18        0.15        0.11        0.10        0.08        0.03
Net realized and unrealized
 gain (loss) on investments            3.92        1.04        0.60        0.45       (0.77)      (1.40)
Total from investment operations       4.10        1.19        0.71        0.55       (0.69)      (1.37)
Less distributions
From net investment income            (0.17)      (0.15)      (0.11)      (0.11)      (0.10)      (0.03)
From net realized gain                (0.92)      (1.50)      (1.55)      (2.81)      (2.46)         --
                                      (1.09)      (1.65)      (1.66)      (2.92)      (2.56)      (0.03)
Net asset value,
 end of period                       $14.92      $14.46      $13.51      $11.14       $7.89       $6.49
Total return(3),(4) %                 35.55        7.97        4.17        2.94       (6.93)     (17.36)(5)
-----------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Net assets, end of period
 (in millions)                          $21         $18         $15          $6          $5          $4
Ratio of expenses
 to average net assets %               0.70        0.70        0.70        0.70        0.70        0.70(6)
Ratio of adjusted expenses
 to average net assets(7)%             1.02        0.95        1.05        1.08        1.91        1.93(6)
Ratio of net investment income
 to average net assets %               1.31        0.95        0.71        0.73        0.84        0.81(6)
Portfolio turnover %                     77          64          46          58          51          26

(1) Semiannual period from 3-1-02 through 8-31-02. Unaudited.
(2) Based on the average of the shares outstanding.
(3) Assumes dividend reinvestment.
(4) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(5) Not annualized.
(6) Annualized.
(7) Does not take into consideration expense reductions during the periods shown.

See notes to financial statements.

NOTES TO STATEMENTS
-------------------------------------------------------------------------------
Unaudited

NOTE A

Accounting policies

John Hancock Dividend Performers Fund (the "Fund") is a separate portfolio of John Hancock Institutional Series Trust (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is long-term growth of capital.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended August 31, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. There were no securities loaned on August 31, 2002.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter, when the Fund identifies the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes, which are accrued as applicable.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions on a tax basis are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B

Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.60% of the first $500,000,000 of the Fund's average daily net asset value, and (b) 0.55% of the Fund's average daily net asset value in excess of $500,000,000.

The Adviser has agreed to limit the Fund's expenses, to 0.70% of the Fund's average daily net assets, at least until June 30, 2003. Accordingly, the expense reduction amounted to $26,702 for the period ended August 31, 2002. The Adviser reserves the right to terminate this limitation in the future.

The Fund has a distribution agreement with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended August 31, 2002, all sales of shares of beneficial interest were sold at net asset value. JH Funds pays all expenses of printing prospectuses and other sales literature, all fees and expenses in connection with qualification as a dealer in various states, and all other expenses in connection with the sale and offering for sale of the shares of the Fund which have not been herein specifically allocated to the Trust.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of John Hancock Life Insurance Company ("JHLICo"). The Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the average daily net asset value, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C

Fund share transactions

This listing illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                                  YEAR ENDED 2-28-02         PERIOD ENDED 8-31-02(1)
                                SHARES         AMOUNT         SHARES         AMOUNT
-----------------------------------------------------------------------------------
Shares Sold                     85,696       $902,545         30,488       $226,023
Distributions reinvested       148,181      1,214,347          2,698         19,395
Shares repurchased            (172,441)    (1,790,251)       (89,932)      (666,128)
-----------------------------------------------------------------------------------
NET INCREASE (DECREASE)         61,436       $326,641        (56,746)     ($420,710)
-----------------------------------------------------------------------------------

(1) Semiannual period from 3-1-02 through 8-31-02. Unaudited.

NOTE D

Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended August 31, 2002, aggregated $1,091,722 and $1,550,262, respectively.

The cost of investments owned on August 31, 2002, including short-term investments, for federal income tax purposes was $3,659,622. Gross unrealized appreciation and depreciation of investments aggregated $448,077 and $444,948, respectively, resulting in net unrealized appreciation of $3,129. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

ELECTRONIC DELIVERY
-------------------------------------------------------------------------------
Now available from John Hancock Funds

Instead of receiving annual and semiannual reports and prospectuses through the U.S. mail, we'll notify you by e-mail when these documents are available for online viewing.

How does electronic delivery benefit you?

o No more waiting for the mail to arrive; you'll receive an e-mail notification as soon as the document is ready for online viewing.

o     Reduces the amount of paper mail you receive from John Hancock Funds.

o     Reduces costs associated with printing and mailing.

Sign up for electronic delivery today at www.jhancock.com/funds/edelivery

OUR WEB SITE
-------------------------------------------------------------------------------

Available just a few clicks away --
www.jhfunds.com

Instant access to
-------------------------------------------------------------------------------
Portfolio/Account Information
-------------------------------------------------------------------------------
Proxy Voting
-------------------------------------------------------------------------------
Daily Mutual Fund Prices
-------------------------------------------------------------------------------
Mutual Fund Overviews
-------------------------------------------------------------------------------
Prospectuses
-------------------------------------------------------------------------------
4 & 5 Star Funds
-------------------------------------------------------------------------------
IRA Information/Calculators
-------------------------------------------------------------------------------
Annual & Semiannual Reports
-------------------------------------------------------------------------------
Investment Professionals
-------------------------------------------------------------------------------
Mutual Fund FAQs

FOR YOUR INFORMATION
-------------------------------------------------------------------------------

TRUSTEES

James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner*
Steven R. Pruchansky
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President and Chief Executive Officer

William L. Braman
Executive Vice President and Chief Investment Officer

Richard A. Brown
Senior Vice President and Chief Financial Officer

Susan S. Newton
Senior Vice President and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and Compliance Officer

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, Massachusetts 02217-1001

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

HOW TO CONTACT US
-------------------------------------------------------------------------------

On the Internet                   www.jhfunds.com

By regular mail                   John Hancock Signature Services, Inc.
                                  1 John Hancock Way, Suite 1001
                                  Boston, MA 02217-1001

By express mail                   John Hancock Signature Services, Inc.
                                  Attn: Mutual Fund Image Operations
                                  529 Main Street
                                  Charlestown, MA 02129

Customer service representatives  1-888-972-8696

24-hour automated information     1-800-597-1897

TDD line                          1-800-554-6713

    [LOGO](R)
------------------
JOHN HANCOCK FUNDS

1-888-972-8696
1-800-554-6713 (TDD)
1-800-597-1897 EASI-Line

www.jhfunds.com

----------------------------------
Now available: electronic delivery
www.jhancock.com/funds/edelivery
----------------------------------

This report is for the information of the shareholders of the John Hancock Dividend Performers Fund.

                                                                    442SA  8/02
                                                                          10/02

                                   John Hancock

-------------------------------------------------------------------------------

 SEMI                              Focused
ANNUAL                               Small Cap
REPORT                             GROWTH FUND

8.31.02

Sign up for electronic delivery at www.jhancock.com/funds/edelivery

    [LOGO](R)
------------------
JOHN HANCOCK FUNDS

[A photo of Maureen R. Ford, Chairman
and Chief Executive Officer, flush left
next to first paragraph.]
---------------------------------------
WELCOME

Table of contents
-------------------------------------------------------------------------------
Your fund at a glance
page 1
-------------------------------------------------------------------------------
Managers' report
page 2
-------------------------------------------------------------------------------
A look at performance
page 6
-------------------------------------------------------------------------------
Growth of $10,000
page 7
-------------------------------------------------------------------------------
Fund's investments
page 8
-------------------------------------------------------------------------------
Financial statements
page 11
-------------------------------------------------------------------------------
For your information
page 21
-------------------------------------------------------------------------------

Dear Fellow Shareholders,

The year 2002 has been an extremely difficult one for the stock market. A steady stream of accounting scandals and corporate misdeeds has shaken investors' faith in corporate America. Plus, questions about the strength of the economic rebound and prospects for corporate earnings have hung over the financial markets, along with increased fears about Middle East tensions and terrorism.

With all these concerns, the major stock market indexes have fallen significantly. In the first eight months of 2002, the broad Standard & Poor's 500 Index is down 19%, the Dow Jones Industrial Average is off 12% and the technology-laden Nasdaq Composite Index has fallen 33%. Investors in equity mutual funds have been unable to escape the market's descent, as 99% of all U.S. domestic equity funds have produced negative results in the first eight months of 2002, according to Lipper, Inc., and the average equity fund has lost 20%. Bonds, on the other hand, outperformed stocks and gained some ground, as often happens when investors seek safer havens.

At such trying times as these, the impulse to flee is understandable, especially after the negative stock market returns in 2000 and 2001. But we urge you to stay the course and keep a well-diversified portfolio and a longer-term investment perspective. Working with your investment professional on your long-term plan is especially critical in turbulent times. Financial markets have always moved in cycles, and even though the current down cycle is painful, it comes after five straight years of 20%-plus returns between 1995 and 1999.

As discouraging as conditions may seem in the short term, history shows us that the bad times do pass. We believe that remains the case today. The economy is sound and the vast majority of U.S. corporations are honest institutions striving to do their best for their shareholders. And the efforts of both the private sector and the U.S. government should address the current issues of corporate governance, so that corporate credibility and therefore investor confidence are restored.

Sincerely,

/s/ Maureen R. Ford

Maureen R. Ford,
Chairman and Chief Executive Officer

YOUR FUND AT A GLANCE
-------------------------------------------------------------------------------

The Fund seeks long-term growth of capital primarily through investments in U.S. small-capitalization companies (in the capitalization range of the Russell 2000 Growth Index).

Over the last six months

o The stock market fell under the weight of corporate scandals, global security fears and a disappointing economic rebound.

o The Fund's stake in technology stocks, including biotechnology, was its biggest detractor.

o Consumer-related stocks held up best, but they also came under pressure in the summer.

[Bar chart with heading "John Hancock Focused Small Cap Growth Fund." Under the heading is a note that reads "Fund performance for the six months ended August 31, 2002." The chart is scaled in increments of 5% with -25% at the bottom and 0% at the top. The first bar represents the -23.45% total return for Class A. A note below the chart reads "The total return for the Fund is at net asset value with all distributions reinvested."]

Top 10 holdings

3.8%     Mid Atlantic Medical Services
3.1%     Hilb, Rogal & Hamilton
3.1%     Entrecom Communications
2.6%     Charles River Laboratories
         International
2.6%     Corporate Executive Board
2.4%     LifePoint Hospitals
2.4%     Borland Software
2.3%     Spinnaker Exploration
2.3%     Horizon Organic Holding Corp.
2.3%     Whole Foods Market

As a percentage of net assets on August 31, 2002.

      BY BERNICE S. BEHAR, CFA, AND ANURAG PANDIT, CFA, PORTFOLIO MANAGERS

John Hancock
Focused Small Cap Growth Fund

MANAGERS' REPORT
-------------------------------------------------------------------------------

"... the stock market produced broadly negative returns..."

Over the last six months, the stock market produced broadly negative returns, as several factors combined to form a "perfect storm" of negative forces. These included a parade of accounting and other corporate scandals that shook investors' faith in corporate America, heightened Middle East tensions and terrorism fears and, perhaps most important, an economy which has rebounded more slowly than expected from recession. As a result, the broad market, as measured by the Standard & Poor's 500 Index, returned -16.59% for the six months ended August 31, 2002.

Small-capitalization stocks fared better than large-cap stocks, but that still meant negative results. And continuing the trend of the last two years, value stocks outperformed growth stocks, although they, too, felt the effects of a market experiencing broad-brush declines. For the six months ended August 31, 2002, the Fund's benchmark Russell 2000 Growth Index returned -22.49%, while the Russell 2000 Value Index returned -12.44%.

FUND PERFORMANCE

For the six months ended August 31, 2002, John Hancock Focused Small Cap Growth Fund returned -23.45%, compared with the -20.63% return of the average small-cap growth fund, according to Lipper, Inc. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for historical performance information.

TECHNOLOGY STAKE HURTS

With corporate spending on technology almost non existent, and no sign that company fundamentals were improving, we cut our stake in technology stocks throughout the period, bringing our weighting to significantly below that of our benchmark index. But with tech stocks continuing to lead the market down, and with virtually nowhere to hide in the sector, having any tech stake was a drawback.

" We continued to maintain an overweighted position in consumer-related stocks..."

Within technology, we emphasized semiconductor companies, believing these would be the first to benefit from an economic rebound, especially companies with leading edge technologies. These included Brooks-PRI Automation, which just completed the acquisition of PRI, so that it now has a complete solution --both hardware and software -- to automating the process of semiconductor manufacturing. We also maintained our stake in Rudolph Technologies and LTX because we believe in the longer-term prospects of these companies. But all three of these semiconductor-related companies were among our biggest detractors in the period. We focused less on software, emphasizing mostly companies in the security area because in the wake of September 11 we believed it would be the one place where corporations would continue spending. Unfortunately, spending has been slow and budgets have been slashed, which hurt Fund holdings such as Secure Computing, which we sold.

[Photos' of Bernice Behar and Anurag Pandit flush right next to first paragraph.]

HEALTH CARE HURT BY BIOTECH

As a group, health-care stocks got hit by the downturn in biotechnology stocks, which fell almost as much as technology names, hurting Fund holdings Alkermes, Cell Therapeutics and Myriad Genetics, all of which we sold. On the other hand, health-care services companies such as Mid-Atlantic Medical and Lifepoint Hospitals posted strong results as the pricing environment remained attractive. Another solid contributor was Charles River

Laboratories, which provides pre-clinical drug development services to pharmaceutical and biotech companies.

[Table at top left-hand side of page entitled "Top five sectors." The first listing is Medical 22%, the second is Retail 15%, the third Oil & gas 7%, the fourth Food 7% and the fifth Electronics 7%.

CONSUMERS RULE

[Pie chart at middle of page with heading "Portfolio diversification As a percentage of net assets on 8-31-02." The chart is divided into two sections (from top to left): Common stocks 98% and Short-term investments & other 2%.]

We continued to maintain an overweighted position in consumer-related stocks, and until June this was one of the few areas posting positive results, as consumer spending remained fairly steady. But consumer stocks dropped substantially in the summer, as valuations became stretched and the market grew skeptical that consumers would maintain their spending levels. In the midst of the market sell-off, investors also began to take profits in their best-performing stocks, consumer stocks among them. Our best performer was Dryers Grand Ice Cream, which received a takeover proposal at a very substantial premium to its then-market price. We also benefited from our healthy living theme, as Whole Foods Market and Horizon Organic produced good results. Education stocks such as Strayer Education also continued to do well because enrollments in secondary education have remained strong.

INDUSTRIALS, FINANCIALS BOOSTED

While economic concerns remain in the short term, we nonetheless initiated positions in several industrial companies to give the Fund a more cyclical exposure for when the rebound does occur. These included trucking company Yellow Corp. and auto parts manufacturer Borg Warner.

[Table at top of page entitled "SCORECARD". The header for the left column is "INVESTMENT" and the header for the right column is "RECENT PERFORMANCE...AND WHAT'S BEHIND THE NUMBERS." The first listing is Dreyers Grand Ice Cream followed by an up arrow with the phrase "Takeover proposal boosts stock." The second listing is Brooks-PRI Automation followed by a down arrow with the phrase "Continuing tech sector woes." The third listing is Duane Reade followed by a down arrow with the phrase "New York drugstore chain still recovering from 9-11."]

"...we will continue to adhere to our disciplined style of growth investing..."

One of the only sectors to produce positive results in this period was financials, and we were well served by having increased our financial stake during the period, as low interest rates and strong mortgage business boosted returns. Some of the Fund's biggest contributors were in this category, including Staten Island Bancorp. and East West Bancorp. Property and casualty insurance broker Hilb, Rogal & Hamilton also performed well, benefiting from the strong post-September 11 pricing environment.

OUTLOOK

In the near term, we expect further volatility as uncertainties about the economic recovery and corporate earnings, lingering skepticism about corporate governance issues, and fears here and abroad about terrorism and Iraq continue to play out. But our longer-term outlook is brighter. We believe the U.S. economy will have a modest recovery, which would be enough to support the good companies that we own, particularly in this low-interest-rate environment. No matter what, we will continue to adhere to our disciplined style of growth investing, owning small, emerging companies with rapid and sustainable revenue and earnings growth, a dominant market niche and skilled management teams. We believe these companies have the best potential for long-term success.

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

See the prospectus for the risks of investing in small-cap stocks.

A LOOK AT PERFORMANCE
-------------------------------------------------------------------------------

For the period ended August 31, 2002

The index used for comparison is the Russell 2000 Growth Index, an unmanaged index with a greater-than-average growth orientation.

It is not possible to invest in an index.

                                                          Fund             Index

Inception date                                          5-2-96                --
-------------------------------------------------------------------------------
Average annual returns
-------------------------------------------------------------------------------
One year                                               -30.56%           -26.02%
Five years                                              -4.72%            -6.70%
Since inception                                          0.66%            -3.71%

-------------------------------------------------------------------------------
Cumulative total returns
-------------------------------------------------------------------------------
Six months                                             -23.45%           -22.49%
One year                                               -30.56%           -26.02%
Five years                                             -21.49%           -29.31%
Since inception                                          4.26%           -21.30%

Performance figures assume all distributions are reinvested. The return and principal value of an investment in the fund will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

The returns reflect past results and should not be considered indicative of future performance. The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund's performance results reflect any applicable expense reductions, without which the expenses would increase and results would have been less favorable. These reductions can be terminated in the future. See the prospectus for details.

GROWTH OF $10,000
-------------------------------------------------------------------------------

This chart shows what happened to a hypothetical $10,000 investment in the Fund for the period indicated. For comparison, we've shown the same investment in the Russell 2000 Growth Index.

[Line chart with the heading "GROWTH OF $10,000." Within the chart are two lines. The first line represents the value of the hypothetical $10,000 investment made in the John Hancock Focused Small Cap Growth, and is equal to $10,426 as of August 31, 2002. The second line represents the Index and is equal to $7,870 as of August 31, 2002.]

Assuming all distributions were reinvested for the period indicated, the chart above shows the value of a $10,000 investment in the Fund's Class I shares as of August 31, 2002.

FINANCIAL STATEMENTS

FUND'S INVESTMENTS
-------------------------------------------------------------------------------

This schedule is divided into two main categories: common stocks and short-term investments. Common stocks are further broken down by industry group. Short-term investments, which represent the Fund's cash position, are listed last.

Securities owned by the Fund on August 31, 2002 (unaudited)

SHARES               ISSUER                                               VALUE
-------------------------------------------------------------------------------
COMMON STOCKS 97.83%                                                 $2,679,847
-------------------------------------------------------------------------------
(Cost $2,946,851)

Advertising 0.79%                                                       $21,624
1,200                Getty Images, Inc.*                                 21,624

Aerospace 4.26%                                                         116,748
900                  Alliant Techsystems, Inc.*                          61,398
1,500                DRS Technologies, Inc.*                             55,350

Automobiles/Trucks 1.61%                                                 44,156
733                  BorgWarner, Inc.                                    44,156

Banks-- United States 3.86%                                             105,663
3,350                Cascade Bancorp.                                    51,288
1,500                East-West Bancorp., Inc.                            54,375

Business Services-- Misc. 3.89%                                         106,489
2,400                Corporate Executive Board Co. (The)*                70,560
1,900                Kroll, Inc.*                                        35,929

Chemicals 1.24%                                                          33,880
2,200                Airgas, Inc.*                                       33,880

Computers 5.00%                                                         136,974
6,600                Borland Software Corp.*                             65,340
1,850                CheckFree Corp.*                                    22,885
250                  Emulex Corp.*                                        4,220
1,750                Fidelity National Information Solutions,
                     Inc.*                                               40,425
600                  Macromedia, Inc.*                                    4,104

Consumer Products-- Misc. 0.19%                                          $5,081
270                  Leapfrog Enterprises, Inc.*                          5,081

See notes to financial statements.

SHARES               ISSUER                                               VALUE

Electronics 6.51%                                                      $178,420
2,400                Brooks-PRI Automation, Inc.*                        41,040
3,300                Cree, Inc.*                                         45,408
850                  DuPont Photomasks, Inc.*                            20,706
2,600                LTX Corp.*                                          20,384
1,000                Photronics, Inc.*                                   12,320
2,400                Rudolph Technologies, Inc.*                         30,240
630                  Semtech Corp.*                                       8,322

Finance 2.07%                                                            56,750
2,829                Staten Island Bancorp., Inc.                        56,750

Food 6.73%                                                              184,374
1,675                American Italian Pasta Co. (Class A)*               62,109
850                  Dreyer's Grand Ice Cream, Inc.                      58,225
4,000                Horizon Organic Holding Corp.*                      64,040

Insurance 3.14%                                                          86,142
1,960                Hilb, Rogal and Hamilton Co.                        86,142

Manufacturing 1.88%                                                      51,478
2,000                Griffon Corp.*                                      23,400
1,010                Wilson Greatbatch Technologies, Inc.*               28,078

Media 5.66%                                                             155,185
1,916                Entercom Communications Corp.*                      83,921
1,600                Lin TV Corp. (Class A)*                             37,520
800                  Scholastic Corp.*                                   33,744

Medical 22.38%                                                          613,084
700                  Accredo Health, Inc.*                               35,861
2,900                Alliance Imaging, Inc.*                             35,525
1,200                American Medical Systems Holdings, Inc.*            26,808
                     Charles River Laboratories International,
1,806                Inc.*                                               71,427
1,521                Diagnostic Products Corp.                           60,992
2,200                LifePoint Hospitals, Inc.*                          66,528
1,620                Medical Staffing Network Holdings, Inc.*            29,014
2,898                Mid Atlantic Medical Services, Inc.*               104,647
1,100                Neurocrine Biosciences, Inc.*                       39,259
1,350                NPS Pharmaceuticals, Inc.*                          27,365
3,000                Protein Design Labs, Inc.*                          31,083
1,550                Renal Care Group, Inc.*                             50,886
1,850                SangStat Medical Corp.*                             33,689

Oil & Gas 6.74%                                                         184,719
2,350                Lone Star Technologies, Inc.*                       35,650
2,000                Patterson-UTI Energy, Inc.*                         49,960
40                   Premcor, Inc.*                                         765
2,100                Spinnaker Exploration Co.*                          64,344
1,000                Stone Energy Corp.*                                 34,000

Retail 14.56%                                                           398,979
1,550                A.C. Moore Arts & Crafts, Inc.*                     33,015
1,600                AnnTaylor Stores Corp.*                             42,720
2,000                Duane Reade, Inc.*                                  31,700
1,450                O'Reilly Automotive, Inc.*                          43,181
300                  P.F. Chang's China Bistro, Inc.*                     9,492

                                              See notes to financial statements.

SHARES               ISSUER                                               VALUE

1,700                  Panera Bread Co. (Class A)*                      $48,212
2,000                  RARE Hospitality International, Inc.*             52,220
1,500                  Too, Inc.*                                        35,415
2,000                  United Natural Foods, Inc.*                       40,500
1,400                  Whole Foods Market, Inc.*                         62,524

Schools/Education 2.23%                                                  60,963
1,100                  Strayer Education, Inc.                           60,963

Textile 2.53%                                                            69,181
1,200                  Columbia Sportswear Co.*                          43,464
1,032                  Kellwood Co.                                      25,717

Transportation 1.65%                                                     45,125
1,500                  Forward Air Corp.*                                32,865
550                    Yellow Corp.*                                     12,260

Waste Disposal Service & Equip. 0.91%                                    24,832
800                    Stericycle, Inc.*                                 24,832

                                             INTEREST   PAR VALUE
ISSUER, DESCRIPTION, MATURITY DATE           RATE       (000s OMITTED)    VALUE
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 5.79%                                           $158,524
-------------------------------------------------------------------------------
(Cost $158,524)

Joint Repurchase Agreement 2.63%
Investment in a joint repurchase
  agreement transaction with State Street
  Bank & Trust Co. -- Dated 08-30-02 due
  09-03-02 (Secured by U.S. Treasury Bond
  5.500% due 08-15-28, U.S. Treasury
  Inflation Indexed Bonds 3.625% due
  04-15-28 and 3.875% due 04-15-29, U.S.
  Treasury Note 3.250% due 08-15-07, U.S.
  Treasury Inflation Indexed Notes 3.375%
  due 01-15-07 and 3.500% due 01-15-11)        1.82%      $72            72,000

                                                          NUMBER OF
                                                          SHARES
Cash Equivalents 3.16%**
AIM Cash Investment Trust                                 86,524         86,524
-------------------------------------------------------------------------------
TOTAL INVESTMENTS 103.62%                                            $2,838,371
-------------------------------------------------------------------------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (3.62%)                              ($99,157)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
TOTAL NET ASSETS 100.00%                                             $2,739,214
-------------------------------------------------------------------------------

 * Non-income producing security.
** Represents investment of securities lending collateral.

The percentage shown for each investment category is the total of that category as a percentage of the net assets of the Fund.

See notes to financial statements.

FINANCIAL STATEMENTS

ASSETS AND LIABILITIES
-------------------------------------------------------------------------------

August 31, 2002 (unaudited)

This Statement of Assets and Liabilities is the Fund's balance sheet. It shows the value of what the Fund owns, is due and owes as well as the net asset value per share.

-------------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------------
Investments at value (cost $3,105,375)                               $2,838,371
Cash                                                                        931
Interest receivable                                                           7
Receivable from affiliates                                                6,918
Other assets                                                                711
Total assets                                                          2,846,938
-------------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------------
Payable for shares repurchased                                            2,342
Payable for securities on loan                                           86,524
Other payables and accrued expenses                                      18,858
Total liabilities                                                       107,724
-------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------
Capital paid-in                                                       6,321,781
Accumulated net realized loss on investments                         (3,301,042)
Net unrealized depreciation of investments                             (267,004)
Accumulated net investment loss                                         (14,521)
Net assets                                                           $2,739,214
-------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
-------------------------------------------------------------------------------
Based on 426,111 shares outstanding                                       $6.43

                                              See notes to financial statements.

FINANCIAL STATEMENTS

OPERATIONS
-------------------------------------------------------------------------------

For the period ended August 31, 2002 (unaudited)(1)

This Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

-------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------
Dividends                                                               $1,811
Securities lending income                                                1,402
Interest                                                                 1,128

Total investment income                                                  4,341
-------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------
Investment management fee                                               14,410
Registration and filing fee                                             13,867
Custodian fee                                                            8,359
Auditing fee                                                             6,251
Transfer agent fee                                                       3,229
Printing                                                                 2,670
Accounting and legal services fee                                          381
Miscellaneous                                                              295
Trustees' fee                                                              186
Legal fee                                                                   38

Total expenses                                                          49,686
Less expense reductions                                                (31,146)

Net expenses                                                            18,540

Net investment loss                                                    (14,199)
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS
-------------------------------------------------------------------------------
Net realized loss on investments                                      (756,560)
Change in net unrealized appreciation
 (depreciation) of investments                                         (89,037)

Net realized and unrealized loss                                      (845,597)

Decrease in net assets from operations                               ($859,796)

(1)   Semiannual period from 3-1-02 through 8-31-02.

See notes to financial statements.

FINANCIAL STATEMENTS

CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

This Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and any increase or decrease in money shareholders invested in the Fund.

                                                      YEAR            PERIOD
                                                      ENDED            ENDED
                                                      2-28-02        8-31-02(1)
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
-------------------------------------------------------------------------------
From operations
Net investment loss                                  ($31,094)         ($14,199)
Net realized loss                                  (1,279,964)         (756,560)
Change in net unrealized
appreciation (depreciation)                           196,626           (89,037)

Decrease in net assets resulting
 from operations                                   (1,114,432)         (859,796)

From Fund share transactions                         (120,109)         (624,855)
-------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------
Beginning of period                                 5,458,406         4,223,865

End of period(2)                                   $4,223,865        $2,739,214

(1)   Semiannual period from 3-1-02 through 8-31-02. Unaudited.
(2) Includes accumulated net investment loss of $322 and $14,521, respectively.

                                              See notes to financial statements.

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

COMMON SHARES

The Financial Highlights show how the Fund's net asset value for a share has changed since the end of the previous period.

PERIOD ENDED                                        2-28-98    2-28-99    2-29-00    2-28-01    2-28-02    8-31-02(1)
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $9.24     $11.74     $11.65     $24.43     $10.49      $8.40
Net investment loss(2)                                (0.03)     (0.07)     (0.09)     (0.10)     (0.06)     (0.03)
Net realized and unrealized
gain (loss) on investments                             2.53       0.61      15.13     (11.92)     (2.03)     (1.94)
Total from investment operations                       2.50       0.54      15.04     (12.02)     (2.09)     (1.97)
Less distributions:
From net investment income                               --(3)      --         --         --         --         --
From net realized gain                                   --      (0.63)     (2.26)     (1.92)        --         --
                                                         --(3)   (0.63)     (2.26)     (1.92)        --         --

Net asset value, end of period                       $11.74     $11.65     $24.43     $10.49      $8.40      $6.43
Total return(4),(5)(%)                                27.07       4.67     136.18     (50.27)    (19.92)    (23.45)(6)
---------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period
 (in millions)                                           $3         $2         $9         $5         $4         $3
Ratio of expenses
 to average net assets (%)                             0.90       0.90       0.90       0.90       0.95       1.03(7)
Ratio of adjusted expenses
 to average net assets(8)(%)                           4.05       4.12       3.19       2.04       2.27       2.76(7)
Ratio of net investment
 loss to average net assets (%)                       (0.25)     (0.60)     (0.57)     (0.56)     (0.65)     (0.79)(7)
Portfolio turnover (%)                                  117        125        238        242        143         49

(1)   Semiannual period from 3-1-02 through 8-31-02. Unaudited.
(2)   Based on the average of the shares outstanding.
(3)   Less than $0.01 per share.
(4)   Assumes dividend reinvestment.
(5) Total returns would have been lower had certain expenses not been reduced during the periods shown.
(6)   Not annualized.
(7)   Annualized.
(8) Does not take into consideration expense reductions during the periods shown.

See notes to financial statements.

NOTES TO STATEMENTS
-------------------------------------------------------------------------------

Unaudited

NOTE A

Accounting policies

John Hancock Focused Small Cap Growth Fund (the "Fund") is a separate portfolio of John Hancock Institutional Series Trust (the "Trust"), an open-end investment management company registered under the Investment Company Act of 1940. The investment objective of the Fund is long-term growth of capital.

Significant accounting policies of the Fund are as follows:

Valuation of investments

Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

Joint repurchase agreement

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, LLC (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, LLC, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

Investment transactions

Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

Expenses

The majority of the expenses are directly identifiable to an individual fund. Expenses that are not readily identifiable to a specific fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the funds.

Bank borrowings

The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks, which permit borrowings of up to $475 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee is charged to each fund based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity under the line of credit during the period ended August 31, 2002.

Securities lending

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On August 31, 2002, the Fund loaned securities having a market value of $84,827, collateralized by cash in the amount of $86,524. The cash collateral was invested in a short-term instrument.

Federal income taxes

The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $2,544,300 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. To the extent that such carryforward is used by the Fund, no capital gain distributions will be made. The loss carryforward expires as follows: December 31, 2009 -- $332,423 and December 31, 2010 -- $2,211,877.

Dividends, interest and distributions

Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions on a tax basis are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Use of estimates

The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B

Management fee and transactions with affiliates and others

The Fund has an investment management contract with the Adviser. Under the investment management contract, the Fund pays a monthly management fee to the Adviser at an annual rate of 0.80% of the Fund's average daily net asset value.

The Adviser has agreed to limit the Fund's expenses, excluding any distribution and transfer agent fees, to 0.85% of the Fund's average daily net assets, at least until June 30, 2003. Accordingly, the expense reduction amounted to $31,146 for the period ended August 31, 2002. The Adviser reserves the right to terminate this limitation in the future.

The Fund has a distribution agreement with John Hancock Funds, LLC ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended August 31, 2002, all sales of shares of beneficial interest were sold at net asset value. JH Funds pays all expenses of printing prospectuses and other sales literature, all fees and expenses in connection with qualification as a dealer in various states, and all other expenses in connection with the sale and offering for sale of the shares of the Fund which has not been herein specifically allocated to the Trust.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc., an indirect subsidiary of John Hancock Life Insurance Company ("JHLICo"). The Fund pays a monthly transfer agent fee at an annual rate of 0.05% of the daily average net asset value, plus certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of 0.02% of the average net assets of the Fund.

Ms. Maureen R. Ford and Mr. John M. DeCiccio are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The Deferred Compensation Plan investments had no impact on the operations of the Fund.

NOTE C

Fund share transactions

This listing illustrates the number of Fund shares sold and repurchased during the last two periods, along with the corresponding dollar value. The Fund has an unlimited number of shares authorized with no par value.

                             YEAR ENDED 2-28-02          PERIOD ENDED 8-31-02(1)
                            SHARES       AMOUNT          SHARES        AMOUNT
-------------------------------------------------------------------------------
Shares sold                200,393     $1,896,635        112,950       $866,468
Shares repurchased        (218,180)    (2,016,744)      (189,440)    (1,491,323)
-------------------------------------------------------------------------------
NET DECREASE               (17,787)     ($120,109)       (76,490)     ($624,855)
-------------------------------------------------------------------------------

(1)     Semiannual period from 3-01-02 through 8-31-02. Unaudited.

NOTE D

Investment transactions

Purchases and proceeds from sales of securities, other than short-term securities and obligations of the U.S. government, during the period ended August 31, 2002, aggregated $1,691,768 and $2,235,054, respectively.

The cost of investments owned on August 31, 2002, including short-term investments, for federal income tax purposes was $3,105,389. Gross unrealized appreciation and depreciation of investments aggregated $242,687 and $509,705, respectively, resulting in net unrealized depreciation of $267,018. The difference between book basis and tax basis net unrealized appreciation of investments is attributable primarily to the tax deferral of losses on wash sales.

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                                                                             19

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20

FOR YOUR INFORMATION
-------------------------------------------------------------------------------

TRUSTEES

James F. Carlin*
William H. Cunningham
John M. DeCiccio
Ronald R. Dion
Maureen R. Ford
Charles L. Ladner*
Steven R. Pruchansky
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan*

* Members of the Audit Committee

OFFICERS

Maureen R. Ford
Chairman, President and Chief Executive Officer

William L. Braman
Executive Vice President and Chief Investment Officer

Richard A. Brown
Senior Vice President and Chief Financial Officer

Susan S. Newton
Senior Vice President and Secretary

William H. King
Vice President and Treasurer

Thomas H. Connors
Vice President and Compliance Officer

INVESTMENT ADVISER

John Hancock Advisers, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, LLC
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN

The Bank of New York
One Wall Street
New York, New York 10286

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1001
Boston, Massachusetts 02217-1001

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803

HOW TO CONTACT US
-------------------------------------------------------------------------------

On the Internet             www.jhfunds.com

By regular mail             John Hancock Signature
                            Services, Inc.
                            1 John Hancock Way, Suite
                            1001
                            Boston, MA 02217-1001

By express mail             John Hancock Signature
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                            Attn: Mutual Fund Image
                            Operations
                            529 Main Street
                            Charlestown, MA 02129

Customer service
representatives             1-888-972-8696

24-hour automated
information                 1-800-597-1897

TDD line                    1-800-554-6713

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www.jhfunds.com

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Now available: electronic delivery
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This report is for the information of the shareholders of the John Hancock
Focused Small Cap Growth Fund.

                                                                    418SA  8/02
                                                                          10/02